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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 11, 1998


                        NEIMAN MARCUS FUNDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             33-88098                                 04-2354838
       ------------------------          ---------------------------------------
       (Commission File Number)          (I.R.S. Employer Identification Number)




                        Neiman Marcus Funding Corporation
                                 1201 Elm Street
                               Dallas, Texas 75201
                                 (214) 761-2300
               (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)


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ITEM 5:  OTHER EVENTS

     The Monthly Servicer's Certificate for the Monthly Period ended January 31, 1998 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by The Neiman Marcus Group Credit Card Master Trust, was distributed February 11, 1998.

     The above described Monthly Servicer's Certificate is filed as Exhibit 99 to this Report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:            February 11, 1998



                                       NEIMAN MARCUS FUNDING CORPORATION


                                       By: /s/ Paul F. Gibbons
                                           -------------------------------------
                                            Name:  Paul F. Gibbons
                                            Title:  Vice President and Treasurer






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                                  EXHIBIT INDEX

     EXHIBIT                                                       SEQUENTIALLY
     NUMBER                         DESCRIPTION                    NUMBERED PAGE
     -------                        -----------                    -------------

       99                        Monthly Servicer's                      4
                                 Certificate for the
                                 Monthly Period ended
                                 January 31, 1998